Exhibit 1

Westpac Banking Corporation ABN 33 007 457 141
Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

1 June 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
15,000	$9.53	1 June 2005	Rank equally
15,000	$10.43	1 June 2005	Rank equally
20,000	$14.65	1 June 2005	Rank equally
393,340	$14.70	1 June 2005	Rank equally
443,340

Paid up and quoted capital:  1,800,184,133 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141
Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

2 June 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
40,000	$14.65	2 June 2005	Rank equally
188,510	$14.70	2 June 2005	Rank equally
1,592	Nil	2 June 2005	Rank equally
230,102

Paid up and quoted capital:  1,800,414,235 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141
Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

3 June 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
25,000	$9.53	3 June 2005	Rank equally
81,000	$13.26	3 June 2005	Rank equally
119,868	$14.65	3 June 2005	Rank equally
300,000	$15.73	3 June 2005	Rank equally
23,592	Nil	3 June 2005	Rank equally
549,460

Paid up and quoted capital:  1,800,963,695 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141
Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

6 June 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
20,000	$13.26	6 June 2005	Rank equally
8,000	$15.40	6 June 2005	Rank equally
200,000	$14.37	6 June 2005	Rank equally
229,255	$14.70	6 June 2005	Rank equally
550,000	$16.71	6 June 2005	Rank equally
1,007,255

Paid up and quoted capital:  1,801,970,950 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141
Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

7 June 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
1,273	NIL	7 June 2005	Rank equally

Paid up and quoted capital:  1,801,972,223 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141
Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

14 June 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
5,000	$9.53	14 June 2005	Rank equally
5,000	$13.26	14 June 2005	Rank equally
10,000

Paid up and quoted capital:  1,801,982,223 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141
Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

21 June 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
1,592	Nil	21 June 2005	Rank equally
10,000	$9.53	21 June 2005	Rank equally
11,592

Paid up and quoted capital:  1,801,993,815 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141
Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

24 June 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
1,592	Nil	24 June 2005	Rank equally
1,592

Paid up and quoted capital:  1,801,995,407 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141
Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

28 June 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
45,000	$9.53	28 June 2005	Rank equally
20,000	$13.26	28 June 2005	Rank equally
10,000	$14.65	28 June 2005	Rank equally
4,776	Nil	28 June 2005	Rank equally
79,776

Paid up and quoted capital:  1,802,075,183 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat